GREENVILLE FIRST BANCSHARES, INC.

www.greenvillefirst.com

Sandler O'Neill & Partners, L.P.

Financial Services Conference

November 16th, 2006

link to searchable text of slide shown above

link to searchable text of slide shown above

Greenville First Bancshares – Corporate Profile

Greenville County
To Charlotte
Spartanburg
The Parkway Office
Haywood Road Office
Augusta Road Office
To Atlanta
85
26
25
385
Charlotte
NC
Greenville
Spartanburg
Columbia
SC
Atlanta
GA

link to searchable text of slide shown above

GVBK – Growth Company

Total Assets (in millions)
$600
$500
$400
$300
$200
$231
$316
$405
$495
(1)
2003
2004
2005
Sep '06

Net Earnings (in thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$1,006
$2,013
$2,514
$2,832
(2)
2003
2004
2005
Sep '06

Greenville FIRST

link to searchable text of slide shown above

Loan Portfolio Composition

Consumer 2%
Business 16%
Commercial R/E 48%
Construction 10%
Consumer R/E 24%

link to searchable text of slide shown above

link to searchable text of slide shown above

Client FIRST Model – Efficiency Benefit

Efficiency Ratio
80%
70%
60%
50%
40%
65.2%
59.0%
51.6%
49.2%
49.1%
2002
2003
2004
2005
2006

Source – FDIC – June 2006

Greenville FIRST

link to searchable text of slide shown above

Greenville
County
To Charlotte
Spartanburg
The Parkway
Office
Haywood Road
Office
Augusta Road
Office
To Atlanta
85
26
25
385
25
85
Charlotte
NC
Greenville
Spartanburg
Columbia
SC
Atlanta
GA

Dynamic Greenville Market

Source – FDIC 2006

link to searchable text of slide shown above

GVBK - Market Share Data

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	14	1,771	21.1%
Wachovia	20	1,636	19.5%
BB&T	20	1,260	15.0%
Bank of America	16	810	9.6%
SunTrust	20	458	5.5%
Palmetto Bank	12	305	3.6%
Bank of TR	7	304	3.6%
Greenville First	**3**	**298**	**3.6%**
21 others	48	1,564	18.5%

Source – FDIC – June 2006

Greenville FIRST

link to searchable text of slide shown above

Strategic Expansion

NC
Charlotte
Greenville
85
SC
Columbia
Atlanta
GA

link to searchable text of slide shown above

link to searchable text of slide shown above

Searchable text section of graphics shown above

 [LOGO]

 GREENVILLE  FIRST  BANCSHARES, INC.

www.greenvillefirst.com

[LOGO]

Financial Services Conference

November 16th, 2006

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Greenville First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Greenville First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Greenville First Bancshares, Inc. with the Securities and Exchange Commission, including the Form SB-2 Registration Statement, the Annual report on Form 10-K and other required filings.  Greenville First assumes no duty to update the forward-looking statements made in this presentation.

[LOGO]

Greenville First Bancshares - Corporate Profile

[CHART]

•         Greenville First Bank opened in 2000

•          $495 million in total assets (1)

•          Greenville SC market - $8.4 billion in deposits (2)

•          3.6% Market Share (2)

•          GVBK - NASDAQ market

•          $54 million - Market Capitalization (1)

•          3 offices / 60 employees

1 - As of September 30, 2006

2 - FDIC Data - June, 2006

GVBK - Growth Company

•         Asset growth is 32% over September 2005

•         3rd quarter year-to-date earnings up 18% over same period in 2005

•         Transaction deposit accounts up 53% over September 2005

Total Assets (in millions)

[CHART]

Net Earnings (in thousands)

[CHART]

Notes:

(1)   As of September 30, 2006

(2)   Through September 30, 2006

[LOGO]

Loan Portfolio Composition

•         $390 million portfolio as of 3rd quarter 2006

•         82% of portfolio is secured by R/E

•         40% of commercial R/E is owner occupied

•         48% of portfolio has fixed rates

[CHART]

[LOGO]

Corporate Strategy - Unique Model

Client FIRST

•         Targeted Focus

-        Professional / executive market

-        Owner managed companies

•         Relationship Team Structure - Personal Banker

-        Drives growth

-        Provides superior client service

-        Produces sustainable efficiencies

•         Highly Experienced Bank Team

-        20 + years of average market experience

[LOGO]

Client FIRST Model - Efficiency Benefit

•         Efficiency ratio = 49% through September 2006

•         Assets per employee = $7.3 million compared to $4.2 million for SC bank average

Efficiency Ratio

[CHART]

Source - FDIC - June 2006

[LOGO]

Dynamic Greenville Market

[CHART]

•         SC's most populous county

•         Largest deposit market in SC with over $8.4 billion in deposits

•         Deposit growth averaging 8.4% annually over the past five years

•         Diverse economy as market is home to over 240 international companies including BMW & Michelin

Source - FDIC 2006

GVBK - Market Share Data

[CHART]

Source - FDIC - June 2006

[LOGO]

Strategic Expansion

[CHART]

[LOGO]

•         Additional talent added to executive team

•         Opportunity to duplicate successful model in Columbia SC market

GVBK - Summary

•         Growth Company

•         Unique Client FIRST Model

•         Dynamic Greenville, SC Market

•         Performance Driven Leadership

•         Momentum / Strategic Expansion

[LOGO]